Schedule of Investments PIMCO High Income Fund	October 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 149.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 19.5%
Aggreko PLC TBD% due 08/17/2026		$1,511	$1,503
AP Core Holdings, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		4,576	4,592
Armor Holding, LLC TBD% due 10/29/2028		2,000	1,980
BWAY Holding Co. 3.337% (LIBOR03M + 3.250%) due 04/03/2024 ~		995	970
Caesars Resort Collection LLC
2.837% (LIBOR03M + 2.750%) due 12/23/2024 ~		6,595	6,571
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,494	2,882
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$1,227	1,227
CBL & Associates Properties, Inc. TBD% due 11/01/2028		192	192
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		3,813	3,840
Emerald TopCo, Inc. 3.587% - 3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		147	146
Envision Healthcare Corp. 3.837% (LIBOR03M + 3.750%) due 10/10/2025 ~		24,758	20,550
Fly Funding SARL 7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		5,605	5,626
Forbes Energy Services LLC (7.000% PIK) 7.000% due 12/31/2021 «(c)		1,195	0
Frontier Communications Corp. 4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		6,498	6,503
Gateway Casinos & Entertainment Limited
8.136% (LIBOR03M + 8.000%) due 10/15/2027 «~		7,470	7,317
8.460% due 10/18/2027 «	CAD	1,630	1,317
Hertz Corp. 4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		$6	6
Intelsat Jackson Holdings S.A. 3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		1,521	1,528
Lealand Finance Company B.V. 3.087% (LIBOR03M + 3.000%) due 06/30/2024 «~		105	63
Lealand Finance Company B.V. (1.087% Cash and 3.000% PIK) 4.087% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		495	233
Mavenir Systems, Inc. 5.250% (LIBOR03M + 4.750%) due 08/13/2028 ~		3,000	3,016
Medline Industries, Inc. TBD% due 10/23/2028		2,300	2,304
MPH Acquisition Holdings LLC 4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		7,700	7,524
Promotora de Informaciones SA TBD% due 03/31/2025	EUR	6,718	7,606
PUG LLC 3.587% (LIBOR03M + 3.500%) due 02/12/2027 ~		$1,979	1,945
Rising Tide Holdings, Inc. 5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,297	1,299
Sasol Ltd. 0.500% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		5,287	5,100
Syniverse Holdings, Inc.
TBD% due 10/15/2028 «		18,785	18,767
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		17,414	17,427
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		609	610
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		9,542	9,110
TK Elevator Midco Gmbh TBD% due 07/29/2027	EUR	4,200	4,835
Westmoreland Coal Company (15.000% PIK) 15.000% due 03/15/2029 (c)		$7,489	2,247
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,681	2,697

Total Loan Participations and Assignments (Cost $159,760)			151,533

CORPORATE BONDS & NOTES 60.5%
BANKING & FINANCE 16.0%
Ally Financial, Inc. 8.000% due 11/01/2031 (l)		1,270	1,781

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		5,200	5,011
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (l)		4,295	4,505
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	1,200	1,374
2.625% due 04/28/2025 (l)		8,579	10,049
3.625% due 09/24/2024 (l)		2,131	2,537
5.375% due 01/18/2028 •(l)		1,700	1,440
8.000% due 01/22/2030 •		1,197	1,072
8.500% due 09/10/2030 •(l)		2,900	2,682
10.500% due 07/23/2029 (l)		800	846
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	1,000	246
Barclays PLC
5.875% due 09/15/2024 •(i)(j)(l)	GBP	1,800	2,574
6.125% due 12/15/2025 •(i)(j)(l)		$2,600	2,859
6.375% due 12/15/2025 •(i)(j)	GBP	400	594
7.125% due 06/15/2025 •(i)(j)(l)		1,600	2,423
Claveau Re Ltd. 17.301% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	1,214
Cosaint Re Pte Ltd. 9.288% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		1,000	1,045
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)		250	277
Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(l)		200	222
7.500% due 07/17/2023 •(i)(j)		400	426
Doctors Co. An Interinsurance Exchange 6.500% due 10/15/2023 (l)		10,000	10,636
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (l)		510	525
GSPA Monetization Trust 6.422% due 10/09/2029		4,867	5,187
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(l)	GBP	600	889
6.500% due 03/23/2028 •(i)(j)		$300	335
Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)	EUR	716	903
6.750% due 06/27/2026 •(i)(j)(l)		$909	1,040
7.875% due 06/27/2029 •(i)(j)(l)	GBP	3,115	5,363
MGM Growth Properties Operating Partnership LP 3.875% due 02/15/2029 (l)		$6,900	7,316
Navient Corp. 5.625% due 08/01/2033 (l)		8,064	7,666
Newmark Group, Inc. 6.125% due 11/15/2023		40	43
PennyMac Financial Services, Inc.
4.250% due 02/15/2029 (l)		400	377
5.750% due 09/15/2031 (l)		1,700	1,674
PRA Group, Inc. 7.375% due 09/01/2025 (l)		4,100	4,377
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)(l)		200	224
7.375% due 10/04/2023 •(i)(j)(l)		900	969
Uniti Group LP
6.000% due 01/15/2030 (l)		7,563	7,480
7.875% due 02/15/2025 (l)		18,734	19,726
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		7,250	6,663

			124,570

INDUSTRIALS 34.6%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (l)	GBP	895	1,385
Altice Financing S.A.
4.250% due 08/15/2029	EUR	800	909
5.750% due 08/15/2029 (l)		$1,577	1,553
American Airlines, Inc. 5.500% due 04/20/2026 (l)		300	315
Associated Materials LLC 9.000% due 09/01/2025 (l)		425	452
BCP Modular Services 4.750% due 11/30/2028	EUR	2,100	2,428
Boeing Co.
5.705% due 05/01/2040 (l)		$962	1,237
5.805% due 05/01/2050 (l)		822	1,128
5.930% due 05/01/2060 (l)		1,112	1,567
6.125% due 02/15/2033 (l)		1,909	2,422
Bombardier, Inc.
7.125% due 06/15/2026 (l)		2,216	2,327
7.500% due 12/01/2024 (l)		3,396	3,540
7.500% due 03/15/2025 (l)		5,748	5,908
7.875% due 04/15/2027 (l)		3,952	4,114

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

Broadcom, Inc.
3.187% due 11/15/2036		15	15
4.150% due 11/15/2030 (l)		285	314
CGG S.A.
7.750% due 04/01/2027 (l)	EUR	1,000	1,154
8.750% due 04/01/2027 (l)		$7,789	7,681
Charter Communications Operating LLC
3.700% due 04/01/2051 (l)		5,900	5,803
3.850% due 04/01/2061 (l)		2,100	2,034
3.900% due 06/01/2052 (l)		2,000	2,027
4.400% due 12/01/2061 (l)		200	213
4.800% due 03/01/2050 (l)		551	627
Community Health Systems, Inc. 6.625% due 02/15/2025 (l)		7,770	8,091
Coty, Inc.
3.875% due 04/15/2026 (l)	EUR	7,300	8,610
5.000% due 04/15/2026 (l)		$5,600	5,747
Deluxe Corp. 8.000% due 06/01/2029 (l)		3,760	3,964
Envision Healthcare Corp. 8.750% due 10/15/2026 (l)		3,318	2,234
Exela Intermediate LLC 10.000% due 07/15/2023 (l)		172	144
Ferroglobe PLC 9.375% due 12/31/2025 (k)		2,750	2,843
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		2,040	2,073
6.875% due 03/01/2026 (l)		1,348	1,405
Ford Motor Co. 7.700% due 05/15/2097 (l)		15,515	20,292
Fresh Market, Inc. 9.750% due 05/01/2023 (l)		9,300	9,567
Frontier Communications Corp. 6.000% due 01/15/2030		1,916	1,927
Frontier Finance PLC 8.000% due 03/23/2022	GBP	1,238	1,726
Gannett Holdings LLC 6.000% due 11/01/2026		$500	500
General Electric Co. 6.875% due 01/10/2039		2	3
General Shopping Investments Ltd. 0.000% due 03/20/2022 ^(d)(i)		2,500	358
Hawaiian Airlines Pass-Through Certificates 7.375% due 09/15/2027 (l)		4,426	5,282
HCA, Inc. 7.500% due 11/15/2095 (l)		3,462	5,186
HollyFrontier Corp. 4.500% due 10/01/2030 (l)		9,095	9,919
Innophos Holdings, Inc. 9.375% due 02/15/2028 (l)		151	164
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(d)		23	6
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		5,413	2,727
8.000% due 02/15/2024		17	17
8.500% due 10/15/2024 ^(d)		13,574	7,008
9.750% due 07/15/2025 ^(d)		4,215	2,123
Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(d)		15,504	174
Jaguar Land Rover Automotive PLC 6.875% due 11/15/2026 (l)	EUR	400	516
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (l)		$2,300	2,291
5.250% due 10/01/2029 (l)		2,000	2,032
NCL Corp. Ltd. 10.250% due 02/01/2026 (l)		10,123	11,642
New Albertson's LP 6.570% due 02/23/2028 (l)		4,021	4,461
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		8,700	9,676
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		60	67
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/29/2021 (g)(i)		3,371	46
Oi Movel S.A. 8.750% due 07/30/2026		2,900	3,010
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025		32	34
Petroleos Mexicanos
6.750% due 09/21/2047		70	62
6.840% due 01/23/2030 (l)		2,400	2,514
6.950% due 01/28/2060 (l)		6,894	6,129
7.690% due 01/23/2050 (l)		150	144
QVC, Inc. 5.950% due 03/15/2043 (l)		1,909	1,988

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

Rolls-Royce PLC
4.625% due 02/16/2026 (l)	EUR	300	386
5.750% due 10/15/2027 (l)	GBP	600	915
Sands China Ltd. 5.400% due 08/08/2028 (l)		$3,379	3,654
Schenck Process Holding GmbH 6.875% due 06/15/2023 (l)	EUR	600	698
Seagate HDD Cayman 4.125% due 01/15/2031 (l)		$700	712
Syngenta Finance NV 5.182% due 04/24/2028 (l)		200	224
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		73	73
Topaz Solar Farms LLC
4.875% due 09/30/2039		2,347	2,653
5.750% due 09/30/2039 (l)		5,669	6,893
Transocean Pontus Ltd. 6.125% due 08/01/2025		143	144
Transocean, Inc.
7.250% due 11/01/2025		96	79
7.500% due 01/15/2026		80	65
8.000% due 02/01/2027		162	124
Triumph Group, Inc. 6.250% due 09/15/2024 (l)		116	116
U.S. Renal Care, Inc. 10.625% due 07/15/2027		77	80
United Airlines, Inc. 4.375% due 04/15/2026 (l)		700	725
United Group BV 4.875% due 07/01/2024 (l)	EUR	100	117
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (c)		$28	30
Vale Overseas Ltd.
6.875% due 11/21/2036 (l)		89	116
6.875% due 11/10/2039 (l)		60	79
Vale S.A. 0.000% due 12/29/2049 «~(i)	BRL	120,000	11,327
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$2,130	2,210
Viking Cruises Ltd. 13.000% due 05/15/2025 (l)		8,659	9,925
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		8,129	8,608
Wolverine Escrow LLC
8.500% due 11/15/2024 (l)		13,360	12,414
9.000% due 11/15/2026 (l)		7,182	6,620
Wynn Las Vegas LLC 5.250% due 05/15/2027 (l)		800	812
Wynn Macau Ltd.
5.125% due 12/15/2029 (l)		400	361
5.500% due 10/01/2027		400	373
5.625% due 08/26/2028 (l)		2,800	2,619

			269,007

UTILITIES 9.9%
AT&T, Inc.
3.500% due 02/01/2061 (l)		1,558	1,521
3.850% due 06/01/2060 (l)		1,902	2,011
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (c)(l)		2,196	1,351
FirstEnergy Corp.
3.400% due 03/01/2050 (l)		500	497
5.350% due 07/15/2047 (l)		500	608
Genesis Energy LP 8.000% due 01/15/2027 (l)		1,473	1,482
Lumen Technologies, Inc. 7.200% due 12/01/2025 (l)		1,122	1,242
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030 (l)		5,130	6,468
NGD Holdings BV 6.750% due 12/31/2026 (l)		846	834
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		3,165	1,836
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(l)		1,484	1,476
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		15,176	3,813
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025 (c)(l)		4,510	4,069
Pacific Gas & Electric Co.
3.500% due 08/01/2050 (l)		1,426	1,357
4.000% due 12/01/2046 (l)		600	597
4.250% due 03/15/2046 (l)		2,300	2,343
4.450% due 04/15/2042 (l)		1,203	1,227
4.500% due 07/01/2040 (l)		3,488	3,635

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

4.550% due 07/01/2030 (l)		2,683	2,924
4.600% due 06/15/2043 (l)		200	205
4.750% due 02/15/2044 (l)		7,809	8,085
4.950% due 07/01/2050 (l)		1,054	1,168
Peru LNG SRL 5.375% due 03/22/2030		5,686	4,830
Petrobras Global Finance BV
6.250% due 12/14/2026 (l)	GBP	7,102	10,837
6.625% due 01/16/2034 (l)		200	309
Rio Oil Finance Trust
8.200% due 04/06/2028		$241	275
9.250% due 07/06/2024 (l)		10,846	11,857
Transocean Poseidon Ltd. 6.875% due 02/01/2027		156	156

			77,013

Total Corporate Bonds & Notes (Cost $472,817)			470,590

CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp. 3.375% due 08/15/2026		5,100	5,209

Total Convertible Bonds & Notes (Cost $5,100)			5,209

MUNICIPAL BONDS & NOTES 9.0%
DISTRICT OF COLUMBIA 1.7%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035		9,740	13,606

ILLINOIS 3.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	13,994
7.517% due 01/01/2040		9,805	13,894

			27,888

NEW YORK 0.0%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005 6.000% due 06/01/2028		370	370

PUERTO RICO 1.1%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)		9,300	8,207

TEXAS 1.5%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043		7,455	11,279

VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		1,285	1,344

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		66,200	7,034

Total Municipal Bonds & Notes (Cost $52,783)			69,728

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
3.500% due 09/25/2027 (a)		140	10
4.000% due 06/25/2050 (a)		2,901	459
5.000% due 06/25/2050 (a)(l)		5,239	778
6.011% due 07/25/2050 •(a)(l)		4,921	763
10.000% due 01/25/2034 •		215	250
Freddie Mac
0.000% due 02/25/2046 (b)(g)		3,145	2,642
0.100% due 02/25/2046 (a)		3,146	1
5.000% due 06/15/2033 ~(a)		777	123
6.010% due 07/15/2035 •(a)		622	100
6.011% due 06/25/2050 •(a)(l)		5,320	941
6.110% due 02/15/2042 •(a)		935	122
6.145% due 11/25/2055 «~		13,537	8,358
7.050% due 08/15/2036 •(a)		363	78
9.289% due 10/25/2027 •		4,300	4,929
12.820% due 05/15/2033 •		33	41

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)		753	99
4.500% due 07/20/2042 (a)		116	17
5.000% due 09/20/2042 (a)		209	37
Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2036		100	102

Total U.S. Government Agencies (Cost $21,512)			19,850

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.0%
Adjustable Rate Mortgage Trust 0.429% due 05/25/2036 •		3,247	1,368
Banc of America Alternative Loan Trust
0.449% due 06/25/2037 •		2,423	1,846
5.511% due 06/25/2046 ^•(a)		3,444	374
6.551% due 06/25/2037 ^•(a)		2,631	482
Banc of America Funding Trust
6.000% due 07/25/2037 ^		341	342
6.250% due 10/26/2036		4,861	3,095
Banc of America Mortgage Trust 2.675% due 02/25/2036 ^~		9	9
BCAP LLC Trust
0.000% due 06/26/2036 ~		380	290
4.790% due 03/26/2037 þ		1,281	2,021
6.000% due 05/26/2037 ~		4,649	2,717
Bear Stearns Adjustable Rate Mortgage Trust 3.527% due 11/25/2034 ~		9	9
CD Mortgage Trust 5.688% due 10/15/2048		153	150
Chase Mortgage Finance Trust
2.723% due 09/25/2036 ^~		50	45
3.049% due 12/25/2035 ^~		10	10
5.500% due 05/25/2036 ^		1	1
Citigroup Commercial Mortgage Trust 5.513% due 12/10/2049 ~		3,530	1,893
Citigroup Mortgage Loan Trust
2.692% due 11/25/2035 ~		11,127	7,440
2.995% due 07/25/2037 ^~		49	48
6.500% due 09/25/2036		2,625	2,081
Commercial Mortgage Loan Trust 5.972% due 12/10/2049 ~		8,897	4,137
Countrywide Alternative Loan Trust
0.589% due 12/25/2046 •		2,086	2,042
3.064% due 02/25/2037 ^~		122	123
4.911% due 04/25/2035 •(a)		2,600	232
6.000% due 02/25/2037 ^		4,417	2,529
6.250% due 12/25/2036 ^•		2,540	1,694
6.500% due 06/25/2036 ^		667	489
Countrywide Home Loan Mortgage Pass-Through Trust
2.715% due 09/20/2036 ^~		275	267
2.901% due 09/25/2047 ^~		20	19
5.261% due 12/25/2036 •(a)		1,823	205
Credit Suisse Commercial Mortgage Trust 5.859% due 09/15/2040 ~		12	12
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,338	1,079
Eurosail PLC
1.417% due 06/13/2045 •	GBP	3,347	4,217
4.067% due 06/13/2045 •		988	1,304
HarborView Mortgage Loan Trust
2.547% due 08/19/2036 ^~		$6	6
3.380% due 08/19/2036 ^~		168	162
IM Pastor Fondo de Titluzacion Hipotecaria 0.000% due 03/22/2043 •	EUR	3,507	3,768
Jackson Park Trust 3.242% due 10/14/2039 ~		$2,311	2,136
JP Morgan Alternative Loan Trust 3.320% due 03/25/2037 ^~		3,430	3,595
JP Morgan Mortgage Trust
2.879% due 07/27/2037 ~		3,805	3,197
6.531% due 01/25/2037 ^•(a)		13,916	4,068
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		423	131
6.249% due 02/15/2040 ^~		313	131
Lehman XS Trust 0.309% due 06/25/2047 •		1,822	1,764
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.140% due 04/25/2036 ^~		3,931	3,588
Nomura Resecuritization Trust 4.039% due 07/26/2035 ~		4,350	4,147
Residential Asset Securitization Trust
0.489% due 01/25/2046 ^•		177	52
6.250% due 09/25/2037 ^		4,682	2,750
6.500% due 08/25/2036 ^		797	356
Structured Adjustable Rate Mortgage Loan Trust
2.933% due 01/25/2036 ^~		122	87

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

3.088% due 04/25/2047 ~		342	216
Structured Asset Mortgage Investments Trust 0.469% due 07/25/2046 ^•		6,941	5,691
WaMu Mortgage Pass-Through Certificates Trust 3.289% due 05/25/2037 ^~		80	72
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 03/25/2036 ^		4,923	4,227
6.591% due 04/25/2037 •(a)		8,065	2,744

Total Non-Agency Mortgage-Backed Securities (Cost $81,474)			85,458

ASSET-BACKED SECURITIES 9.8%
ACE Securities Corp. Home Equity Loan Trust 0.369% due 07/25/2036 •		2,020	1,886
Apidos CLO 0.000% due 07/22/2026 ~		3,000	1
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,463
Belle Haven ABS CDO Ltd. 0.383% due 07/05/2046 •		$185,947	472
Carlyle Global Market Strategies CLO Ltd. 0.000% due 10/15/2031 ~		4,200	2,654
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	430
0.000% due 01/25/2032 ~		2,200	1,457
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	1,625
0.000% due 10/22/2031 ~		3,000	1,107
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,667	2,481
Countrywide Asset-Backed Certificates Trust 0.359% due 09/25/2046 •		$12,114	11,288
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	1,293
Duke Funding Ltd. 0.765% due 08/07/2033 •		$15,129	4,087
Glacier Funding CDO Ltd. 0.394% due 08/04/2035 •		6,472	1,164
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	613
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	3,667
Long Beach Mortgage Loan Trust 0.469% due 02/25/2036 •		1,081	996
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	2,867
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	2,301
0.000% due 04/16/2029 «(g)		7	530
0.000% due 07/16/2029 «(g)		10	921
Merrill Lynch Mortgage Investors Trust 0.409% due 04/25/2037 •		708	481
Morgan Stanley Mortgage Loan Trust
1.407% due 11/25/2036 ^•		714	359
5.965% due 09/25/2046 ^þ		6,122	3,097
People's Financial Realty Mortgage Securities Trust 0.249% due 09/25/2036 •		20,518	5,698
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,928	4,042
7.238% due 09/25/2037 ^þ		5,994	3,496
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	833
Sherwood Funding CDO Ltd. 0.438% due 11/06/2039 •		$32,329	8,417
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	761
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	1,771
South Coast Funding Ltd. 0.728% due 08/10/2038 •		25,270	3,227
Specialty Underwriting & Residential Finance Trust 1.064% due 06/25/2036 •		409	365
Washington Mutual Asset-Backed Certificates Trust 0.389% due 05/25/2036 •		182	162

Total Asset-Backed Securities (Cost $125,447)			76,012

SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
0.500% due 07/09/2030 þ		9,677	3,018
1.000% due 07/09/2029		163	59
1.125% due 07/09/2035 þ		8,923	2,630
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ(l)		1,326	488
2.500% due 07/09/2041 þ(l)		9,486	3,273
15.500% due 10/17/2026	ARS	38,100	80

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

34.163% (BADLARPP) due 10/04/2022 ~		84	0
Autonomous City of Buenos Aires
37.406% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	235
37.903% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	161
Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,800	1,921
7.500% due 02/16/2061 (l)		$2,100	1,787
Ghana Government International Bond
6.375% due 02/11/2027 (l)		600	539
7.875% due 02/11/2035 (l)		600	512
8.750% due 03/11/2061		200	169
Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	1,900	2,151
6.625% due 03/22/2048		800	924
Provincia de Buenos Aires 37.905% due 04/12/2025 (l)	ARS	270,895	1,235
Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	25	30
4.300% due 02/24/2024 þ		25	32
4.300% due 02/24/2025 þ		25	33
4.300% due 02/24/2026 þ		25	33
4.300% due 02/24/2027 þ		25	34
4.300% due 02/24/2028 þ		25	35
4.300% due 02/24/2029 þ		25	35
4.300% due 02/24/2030 þ		25	36
4.300% due 02/24/2031 þ		25	36
4.300% due 02/24/2032 þ		25	37
4.300% due 02/24/2033 þ		25	37
4.300% due 02/24/2034 þ		25	38
4.300% due 02/24/2035 þ		25	38
4.300% due 02/24/2036 þ		25	39
4.300% due 02/24/2037 þ		25	40
4.300% due 02/24/2038 þ		25	40
4.300% due 02/24/2039 þ		25	41
4.300% due 02/24/2040 þ		25	41
4.300% due 02/24/2041 þ		25	42
4.300% due 02/24/2042 þ		25	42
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024 (l)		$200	213
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,471	1,588
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$365	37
8.250% due 10/13/2024 ^(d)		34	3
9.250% due 09/15/2027 ^(d)		452	45

Total Sovereign Issues (Cost $31,468)			21,844

		SHARES
COMMON STOCKS 2.9%
COMMUNICATION SERVICES 1.0%
Clear Channel Outdoor Holdings, Inc. (e)		754,306	2,187
iHeartMedia, Inc. 'A' (e)		178,528	3,460
iHeartMedia, Inc. 'B' «(e)		138,545	2,417

			8,064

ENERGY 0.4%
Axis Energy Services 'A' «(e)(k)		6,207	91
Noble Corp. (e)(k)		116,046	2,920
Valaris Ltd. (e)		2,307	81

			3,092

INDUSTRIALS 1.3%
Neiman Marcus Group Ltd. LLC «(e)(k)		90,604	10,116
Noble Corp. (e)		1,879	47
Voyager Aviation Holdings «(e)		1,009	0
Westmoreland Mining Holdings LLC «(e)(k)		88,291	0

			10,163

MATERIALS 0.2%
Associated Materials Group, Inc. «(e)(k)		162,396	1,145

Total Common Stocks (Cost $19,046)			22,464

WARRANTS 1.8%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		1,795,000	1,104

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

INFORMATION TECHNOLOGY 1.7%
Windstream Holdings LLC - Exp. 09/21/2055 «		537,548	12,900

Total Warrants (Cost $4,455)			14,004

PREFERRED SECURITIES 16.6%
BANKING & FINANCE 8.7%
AGFC Capital Trust 1.874% (US0003M + 1.750%) due 01/15/2067 ~		27,410,000	16,185
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	63
Compeer Financial ACA 4.875% due 08/15/2026 •(i)		2,100,000	2,132
Nationwide Building Society 10.250% ~		71,345	19,038
OCP CLO Ltd. 0.000% due 04/26/2028 (g)		8,700	6,607
Stichting AK Rabobank Certificaten 19.437% due 12/29/2049 þ(i)		14,494,300	23,320

			67,345

INDUSTRIALS 7.9%
General Electric Co. 3.446% (US0003M + 3.330%) due 12/15/2021 ~(i)		373,000	365
Sequa Corp. (15.000% PIK) 15.000% «(c)		53,631	59,430
Voyager Aviation Holdings LLC 9.500% «		6,055	1,915

			61,710

Total Preferred Securities (Cost $90,866)			129,055

REAL ESTATE INVESTMENT TRUSTS 3.2%
REAL ESTATE 3.2%
Uniti Group, Inc.		261,443	3,741
VICI Properties, Inc.		734,782	21,566

Total Real Estate Investment Trusts (Cost $11,180)			25,307

SHORT-TERM INSTRUMENTS 8.8%
		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%
39.804% due 11/30/2021 (g)(h)	ARS	11,320	61

U.S. TREASURY BILLS 3.9%
0.054% due 01/27/2022 - 04/21/2022 (f)(g)(n)(p)		$30,756	30,748

U.S. TREASURY CASH MANAGEMENT BILLS 4.9%
0.045% due 01/04/2022 - 02/15/2022 (f)(g)(n)(p)		38,500	38,495

Total Short-Term Instruments (Cost $69,309)			69,304

Total Investments in Securities (Cost $1,145,217)			1,160,358

Total Investments 149.1% (Cost $1,145,217)			$1,160,358
Financial Derivative Instruments (m)(o) (0.3)%(Cost or Premiums, net $106,516)			(2,430)
Auction Rate Preferred Shares (7.4%)			(58,050)
Other Assets and Liabilities, net (41.3)%			(321,607)

Net Assets Applicable to Common Shareholders 100.0%			$778,271

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Associated Materials Group, Inc.		08/24/2020		$1,031	$1,145	0.15%
Axis Energy Services 'A'		07/01/2021		91	91	0.01
Ferroglobe PLC 9.375% due 12/31/2025		02/09/2017 - 12/04/2019		2,686	2,843	0.37
Neiman Marcus Group Ltd. LLC		09/25/2020		2,918	10,116	1.30
Noble Corp.		02/05/2021 - 02/27/2021		1,838	2,920	0.38
Westmoreland Mining Holdings LLC		07/11/2016 - 10/19/2016		2,160	0	0.00

				$10,724	$17,115	2.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	(0.550)%	08/05/2021	TBD(2)	EUR	(465)	$(537)
	0.490	10/22/2021	02/16/2022		$(6,342)	(6,343)
	0.500	07/20/2021	01/20/2022		(4,424)	(4,431)
	0.510	10/21/2021	02/17/2022		(5,357)	(5,357)
	0.540	06/09/2021	03/09/2022		(1,922)	(1,926)
	0.550	07/23/2021	04/25/2022		(1,852)	(1,855)
	0.550	10/22/2021	01/14/2022	GBP	(3,528)	(4,830)
	0.600	07/20/2021	01/20/2022		$(3,630)	(3,636)
BRC	(0.500)	10/21/2021	TBD(2)	EUR	(1,061)	(1,226)
	(0.420)	08/05/2021	11/05/2021		(1,173)	(1,355)
	0.250	11/09/2020	TBD(2)		$(1,239)	(1,242)
	0.500	07/16/2021	01/18/2022		(1,769)	(1,772)
	0.500	08/06/2021	02/07/2022		(16,346)	(16,366)
	0.500	09/02/2021	03/02/2022		(1,437)	(1,438)
	0.500	09/07/2021	03/07/2022		(522)	(522)
	0.500	09/08/2021	03/08/2022		(9,031)	(9,038)
	0.500	09/10/2021	03/10/2022		(2,519)	(2,521)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

	0.500	09/17/2021	03/17/2022		(1,182)	(1,183)
	0.500	09/23/2021	03/01/2022		(2,036)	(2,037)
	0.500	09/24/2021	03/21/2022		(1,224)	(1,224)
BYR	0.500	09/15/2021	01/26/2022		(2,004)	(2,005)
	0.650	03/31/2021	03/25/2022		(9,046)	(9,081)
	0.650	09/30/2021	03/25/2022		(5,620)	(5,625)
CDC	0.270	09/27/2021	01/27/2022		(5,879)	(5,881)
	0.270	09/30/2021	01/27/2022		(324)	(324)
	0.270	10/01/2021	01/05/2022		(4,841)	(4,843)
	0.270	10/20/2021	01/27/2022		(5,369)	(5,369)
	0.270	10/27/2021	01/27/2022		(990)	(990)
	0.350	07/21/2021	01/21/2022		(2,117)	(2,119)
	0.490	09/03/2021	03/03/2022		(5,195)	(5,200)
	0.490	09/14/2021	03/14/2022		(288)	(288)
	0.490	09/15/2021	03/15/2022		(4,908)	(4,911)
	0.490	09/27/2021	03/23/2022		(569)	(569)
	0.490	10/21/2021	04/01/2022		(1,452)	(1,452)
	0.490	10/28/2021	04/01/2022		(945)	(945)
	0.500	08/03/2021	02/03/2022		(2,870)	(2,873)
	0.500	10/25/2021	02/03/2022		(1,698)	(1,698)
CEW	0.450	07/12/2021	01/11/2022		(3,681)	(3,686)
	0.500	05/07/2021	02/01/2022		(3,053)	(3,061)
	0.500	07/09/2021	01/05/2022		(11,085)	(11,103)
	0.510	10/22/2021	01/20/2022	GBP	(921)	(1,260)
CIB	0.570	10/13/2021	01/18/2022		$(2,114)	(2,115)
CIW	0.280	10/12/2021	11/15/2021		(1,917)	(1,918)
IND	0.280	09/02/2021	03/02/2022		(2,127)	(2,128)
	0.280	09/09/2021	03/09/2022		(214)	(214)
	0.280	10/22/2021	03/10/2022		(3,538)	(3,538)
	0.300	06/09/2021	03/09/2022		(5,999)	(6,006)
	0.300	08/16/2021	03/09/2022		(185)	(186)
	0.300	09/21/2021	01/26/2022		(4,460)	(4,462)
	0.300	09/27/2021	01/31/2022		(1,110)	(1,110)
	0.300	10/15/2021	04/14/2022		(9,866)	(9,868)
	0.300	10/21/2021	03/09/2022		(265)	(265)
	0.420	08/02/2021	02/02/2022		(6,469)	(6,476)
	0.420	10/12/2021	04/12/2022		(3,559)	(3,560)
	0.430	10/12/2021	04/12/2022		(3,767)	(3,768)
	0.450	08/02/2021	02/02/2022		(744)	(745)
	0.480	06/22/2021	02/04/2022		(1,106)	(1,108)
	0.540	10/29/2021	01/24/2022		(430)	(430)
JML	(3.000)	08/05/2021	TBD(2)	EUR	(412)	(472)
	(0.850)	08/05/2021	TBD(2)		(292)	(337)
	(0.450)	08/05/2021	11/05/2021		(572)	(660)
	(0.400)	08/05/2021	11/05/2021		(1,377)	(1,591)
	(0.400)	10/21/2021	TBD(2)	EUR	(7,925)	(9,160)
	(0.380)	08/05/2021	11/05/2021		(6,400)	(7,391)
	(0.350)	08/05/2021	11/05/2021		(871)	(1,006)
	(0.300)	10/14/2021	01/17/2022		(579)	(669)
	(0.050)	10/06/2021	TBD(2)		$(371)	(371)
	0.200	08/05/2021	11/02/2021	GBP	(7,087)	(9,704)
	0.230	08/05/2021	11/05/2021		(3,936)	(5,389)
	0.250	11/02/2021	TBD(2)		(7,247)	(9,917)
	0.350	10/19/2021	01/18/2022		(579)	(792)
	0.400	10/08/2021	TBD(2)		$(2,017)	(2,018)
RDR	0.270	09/20/2021	01/20/2022		(401)	(401)
	0.270	09/24/2021	01/20/2022		(1,204)	(1,204)
	0.270	09/28/2021	01/20/2022		(688)	(688)
	0.270	10/22/2021	01/20/2022		(210)	(210)
	0.270	10/27/2021	01/20/2022		(1,673)	(1,673)
SOG	0.270	10/06/2021	11/08/2021		(5,821)	(5,822)
	0.270	10/19/2021	11/19/2021		(1,413)	(1,413)
	0.400	10/19/2021	03/01/2022		(3,136)	(3,136)
	0.430	10/21/2021	01/04/2022		(730)	(730)
	0.500	07/06/2021	01/04/2022		(4,384)	(4,391)
	0.500	07/15/2021	01/14/2022		(5,921)	(5,930)
	0.500	07/20/2021	01/20/2022		(2,143)	(2,146)
	0.500	09/01/2021	01/14/2022		(1,795)	(1,797)
	0.500	09/01/2021	03/01/2022		(982)	(983)
	0.500	09/02/2021	02/03/2022		(5,133)	(5,137)
	0.500	09/03/2021	02/03/2022		(726)	(726)
	0.500	09/07/2021	03/07/2022		(4,362)	(4,365)
	0.500	10/01/2021	04/01/2022		(1,914)	(1,915)
	0.500	10/20/2021	04/19/2022		(3,897)	(3,898)
	0.500	10/21/2021	02/03/2022		(873)	(873)
	0.500	10/25/2021	01/04/2022		(3,438)	(3,439)
	0.500	10/25/2021	02/07/2022		(1,690)	(1,690)
	0.550	07/27/2021	04/27/2022		(4,754)	(4,762)
	0.550	09/27/2021	04/27/2022		(2,055)	(2,056)
	0.550	10/07/2021	04/27/2022		(3,241)	(3,242)
	0.550	10/19/2021	04/27/2022		(3,305)	(3,305)
UBS	0.350	08/19/2021	TBD(2)		(8,893)	(8,900)
	0.350	08/30/2021	TBD(2)		(330)	(330)
	0.350	09/01/2021	TBD(2)		(3,525)	(3,527)
	0.350	09/02/2021	TBD(2)		(908)	(909)
	0.350	09/03/2021	TBD(2)		(3,616)	(3,618)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

				0.350			09/28/2021	TBD(2)	(630)		(630)
				0.350			09/29/2021	TBD(2)	(11,692)		(11,696)
				0.350			10/05/2021	TBD(2)	(8,099)		(8,101)
				0.420			10/06/2021	01/05/2022	(3,069)		(3,070)
				0.420			10/13/2021	01/14/2022	(3,410)		(3,410)
				0.500			07/12/2021	01/10/2022	(2,987)		(2,992)
				0.500			07/14/2021	01/12/2022	(6,739)		(6,749)

Total Reverse Repurchase Agreements											$(359,360)

(l)	Securities with an aggregate market value of $398,207 and cash of $2,656 have been pledged as collateral under the terms of master agreements as of October 31, 2021.
(1)

The average amount of borrowings outstanding during the period ended October 31, 2021 was $(130,961) at a weighted average interest rate of 0.381%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	12/20/2024	2.825%		$2,000	$(8)	$150	$142	$0	$(6)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	3.937	EUR	8,600	607	(107)	500	0	(74)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.505		15,900	(1,924)	1,568	(356)	2	0

							$(1,325)	$1,611	$286	$2	$(80)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive (5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	20,400	$(157)	$787	$630	$155	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		1,700	(25)	36	11	0	(6)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,600	(24)	34	10	34	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		$17,400	(376)	187	(189)	6	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	186	225	11	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	(94)	(126)	1	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	1,442	1,237	48	0
Receive(5)	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		219,700	1,727	3,490	5,217	30	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	32	32	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	8,006	9,693	22	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	5	6	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	17	534	0	(2)
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032		139,800	581	3,378	3,959	0	(52)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	103,963	214,439	3,056	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	(1,923)	(2,179)	0	(188)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	3	(124)	0	(272)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	(1,127)	(1,292)	0	(217)
Pay(5)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(442)	1,682	159	0
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		446,900	(8,681)	16,295	7,614	0	(2,301)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	(361)	(357)	88	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		263,700	264	12,272	12,536	0	(2,136)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	1,178	119	219	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		3,200	(62)	93	31	32	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		65,900	273	(19,646)	(19,373)	0	(916)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(819)	498	116	0

							$107,841	$126,992	$234,833	$3,978	$(6,090)

Total Swap Agreements							$106,516	$128,603	$235,119	$3,980	$(6,170)

(n)

Securities with an aggregate market value of $14,562 and cash of $20,350 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2021.

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)						This instrument has a forward starting effective date.
(o)						FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability

BOA	11/2021	CAD	1,598		$1,294	$3	$0
	11/2021	GBP	24,906		33,677	0	(407)
	11/2021	PEN	3,610		910	6	0
	11/2021		$24,189	GBP	17,538	0	(188)
	07/2022		893	PEN	3,610	0	(3)
BPS	11/2021	GBP	378		$520	2	0
	11/2021		$2,457	EUR	2,121	0	(6)
CBK	11/2021	EUR	1,956		$2,267	6	0
	11/2021	GBP	3,386		4,601	0	(33)
	11/2021	PEN	4,729		1,148	0	(36)
	11/2021		$1,186	PEN	4,729	0	(2)
	04/2022	PEN	4,729		$1,175	1	0
GLM	11/2021		$963	PEN	3,610	0	(59)
HUS	11/2021	EUR	4,145		$4,820	28	0
	11/2021		$493	EUR	425	0	(2)
	12/2021		2,377		2,039	0	(18)
JPM	11/2021		4,533	GBP	3,325	18	0
MYI	11/2021	GBP	14,776		$20,391	169	0
SCX	11/2021	EUR	57,581		66,770	206	0
	12/2021		61,136		70,790	76	0
TOR	11/2021		$30,538	GBP	22,205	0	(150)
	12/2021	GBP	22,205		$30,537	149	0

Total Forward Foreign Currency Contracts						$664	$(904)

(p)

Securities with an aggregate market value of $1,044 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2021.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory				Level 1	Level 2	Level 3	Fair Value at 10/31/2021

Investments in Securities, at Value
Loan Participations and Assignments				$2,172	$115,269	$34,092	$151,533
Corporate Bonds & Notes
Banking & Finance				0	124,570	0	124,570
Industrials				0	257,680	11,327	269,007
Utilities				0	77,013	0	77,013
Convertible Bonds & Notes
Industrials				0	5,209	0	5,209
Municipal Bonds & Notes
District of Columbia				0	13,606	0	13,606
Illinois				0	27,888	0	27,888
New York				0	370	0	370
Puerto Rico				0	8,207	0	8,207
Texas				0	11,279	0	11,279
Virginia				0	1,344	0	1,344
West Virginia				0	7,034	0	7,034
U.S. Government Agencies				0	11,492	8,358	19,850
Non-Agency Mortgage-Backed Securities				0	85,458	0	85,458
Asset-Backed Securities				0	69,728	6,284	76,012
Sovereign Issues				0	21,844	0	21,844
Common Stocks
Communication Services				5,647	0	2,417	8,064
Energy				3,001	0	91	3,092
Industrials				0	47	10,116	10,163
Materials				0	0	1,145	1,145
Warrants

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

Industrials	0	0	1,104	1,104
Information Technology	0	0	12,900	12,900
Preferred Securities
Banking & Finance	0	67,345	0	67,345
Industrials	0	365	61,345	61,710
Real Estate Investment Trusts
Real Estate	25,307	0	0	25,307
Short-Term Instruments
Argentina Treasury Bills	0	61	0	61
U.S. Treasury Bills	0	30,748	0	30,748
U.S. Treasury Cash Management Bills	0	38,495	0	38,495

$36,127	$975,052	$149,179	$1,160,358

Total Investments	$36,127	$975,052	$149,179	$1,160,358

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,980	0	3,980
Over the counter	0	664	0	664

$0	$4,644	$0	$4,644
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,170)	0	(6,170)
Over the counter	0	(904)	0	(904)

$0	$(7,074)	$0	$(7,074)

Total Financial Derivative Instruments	$0	$(2,430)	$0	$(2,430)

Totals	$36,127	$972,622	$149,179	$1,157,928

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2021:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2021(1)

Investments in Securities, at Value
Loan Participations and Assignments	$15,719	$29,334	$(9,228)	$(4)	$83	$435	$0	$(2,247)	$34,092	$104
Corporate Bonds & Notes
Industrials	0	0	(50)	0	0	0	11,377	0	11,327	0
U.S. Government Agencies	8,336	0	(38)	3	13	44	0	0	8,358	42
Asset-Backed Securities	5,870	857	0	0	0	(443)	0	0	6,284	(444)
Common Stocks
Communication Services	3,223	0	0	0	0	(806)	0	0	2,417	(806)
Energy	91	0	0	0	0	0	0	0	91	0
Industrials	9,968	0	0	0	0	148	0	0	10,116	148
Materials(2)	1,150	0	0	0	0	(5)	0	0	1,145	(5)
Warrants
Industrials	1,131	0	0	0	0	(27)	0	0	1,104	(27)
Information Technology	11,995	0	0	0	0	905	0	0	12,900	905
Preferred Securities
Industrials	56,717	747	0	0	0	3,881	0	0	61,345	6,402

Totals	$114,200	$30,938	$(9,316)	$(1)	$96	$4,132	$11,377	$(2,247)	$149,179	$6,319

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$26,084	Proxy Pricing	Base Price	%	98.000 - 100.000	99.439
5,100	Reference Instrument	Yield	5.207	—
2,908	Third Party Vendor	Broker Quote	60.000 - 100.500	99.394
Corporate Bonds & Notes
Industrials	11,327	Reference Instrument	Weighted Average	BRL	53.507	—
U.S. Government Agencies	8,358	Proxy Pricing	Base Price	%	61.740	—
Asset-Backed Securities	6,284	Proxy Pricing	Base Price	7,913.523 - 48,043.550	22,477.067
Common Stocks
Communication Services	2,417	Other Valuation Techniques(3)	—	—	—
Energy	91	Other Valuation Techniques(3)	—	—	—
Industrials	10,116	Discounted Cash Flow	Discount Rate	14.250	—
Materials	1,145	Other Valuation Techniques(3)	—	—	—

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2021 (Unaudited)

Warrants
Industrials	1,104	Other Valuation Techniques(3)	—		—	—
Information Technology	12,900	Comparable Companies	EBITDA Multiple	x	4.400	—
Preferred Securities
Industrials	59,430	Comparable Companies	EBITDA Multiple	x/x	11.700/8.900	—
	1,915	Other Valuation Techniques(3)	—		—	—

Total	$149,179

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)		Sector type updated from Financials to Materials since prior fiscal year end.
(3)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	CIW	CIBC World Markets Corp.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	The Toronto-Dominion Bank
CDC	Natixis Securities Americas LLC	JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
CEW	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company